The Glenmede Fund, Inc.

International Secured Options Portfolio (NOVIX)

Supplement dated February 28, 2017 to the

Statement of Additional Information (“SAI”) dated February 28, 2017

Effective on or about May 1, 2017, the name of the International Secured Options Portfolio will change to “Global Secured Options Portfolio.” Accordingly, on or about May 1, 2017, all references to “International Secured Options Portfolio” in the SAI will hereby be replaced with “Global Secured Options Portfolio.”

Please retain this supplement for future reference.